Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of April 22, 2016 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the "Guarantors" and collectively with the Borrower, the "Loan Parties"), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).
WHEREAS, the Loan Parties, the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit and Security Agreement dated as of June 30, 2015, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties, the Agent and the Lenders wish to revise certain provisions of the Credit Agreement, as described herein;
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:
1.Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2.Amendment to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended as follows:
i.    The following new definitions are hereby inserted in alphabetical order:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a

AM 57716093.3

subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
ii.     The definition of “Defaulting Lender” is hereby deleted and replaced with the following:
“Defaulting Lender” means, subject to Section 2.13(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Agent, the LC Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Agent, the LC Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Agent or the Borrower, to confirm in writing to the Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.13(b)) as of the date established therefor by the Agent in a written notice of such determination, which shall be delivered by the Agent to the Borrower, the LC Issuer, the Swingline Lender and each other Lender promptly following such determination.
(b)Section 2.13(a)(iv) of the Credit Agreement is hereby deleted and replaced with the following:
(iv)    Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in LC Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages of the Revolving Facility (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 12.24, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(c)Section 3.1(a) of the Credit Agreement is hereby deleted and replaced with the following:
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Agent) require the deduction or withholding of any Tax from any such payment by the Agent, then the Agent shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.
(ii)    If any Loan Party or the Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Agent shall withhold or make such deductions as are determined by the Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)    If any Loan Party or the Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Loan Party or the Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Loan Party or the Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.1) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(d)The Credit Agreement is hereby amended to add the following new Section 6.24 immediately following Section 6.23:
6.24    Neither the Borrower nor any Guarantor is an EEA Financial Institution.
(e)Section 9.1(j) of the Credit Agreement is hereby deleted and replaced with the following:
(j)    Indebtedness of the Canadian Subsidiaries to any Loan Party in an aggregate principal amount not to exceed $22,000,000 outstanding at any time;
(f)The final sentence of Section 11.6(b) of the Credit Agreement is hereby deleted and replaced with the following:
After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 12.4 shall continue in effect for the benefit of such retiring Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring Agent was acting as Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (A) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (B) in respect of any actions taken in connection with transferring the agency to any successor Agent.
(g)The Credit Agreement is hereby amended to add the following new Section 12.24 immediately following Section 12.23:
12.24    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
3.    Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 4.1 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article 4 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect.
4.    Confirmation of Security Interests. Each Loan Party (other than the Special Guarantors) hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 5 of the Credit Agreement. The Loan Parties (other than the Special Guarantors) hereby ratify and confirm the terms and provisions of Article 5 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect.
5.    No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment.
6.    Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment.
7. Miscellaneous.
(a)Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.
(b)    This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

(c)    This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)    The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements incurred by the Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

AMERESCO, INC.
By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer

GUARANTORS

AMERESCO ENERTECH, INC.
AMERESCO FEDERAL SOLUTIONS, INC.
AMERESCO PLANERGY HOUSING, INC.
AMERESCO QUANTUM, INC.
AMERESCO SELECT, INC.
AMERESCOSOLUTIONS, INC.
APPLIED ENERGY GROUP INC.
SIERRA ENERGY COMPANY
By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Treasurer
AMERESCO SOUTHWEST, INC.

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President and Treasurer
E.THREE CUSTOM ENERGY SOLUTIONS, LLC,
By: Sierra Energy Company, its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Treasurer

[Signature Page to Amendment No. 1 to Third Amended Ameresco Credit and Security Agreement]

AMERESCO ASSET SUSTAINABILITY GROUP LLC
AMERESCO CT LLC
AMERESCO DELAWARE ENERGY LLC
AMERESCO EVANSVILLE, LLC
AMERESCO HAWAII LLC
AMERESCO INTELLIGENT SYSTEMS, LLC
AMERESCO LFG HOLDINGS LLC
AMERESCO PALMETTO LLC
AMERESCO SOLAR, LLC
AMERESCO SOLAR NEWBURYPORT LLC
AMERESCO STAFFORD LLC
AMERESCO WOODLAND MEADOWS ROMULUS LLC
SELDERA LLC
SOLUTIONS HOLDINGS, LLC

By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer
AMERESCO SOLAR – PRODUCTS LLC
AMERESCO SOLAR – SOLUTIONS LLC
AMERESCO SOLAR – TECHNOLOGIES LLC
By: Ameresco Solar LLC, its sole member
By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to Third Amended Ameresco Credit and Security Agreement]

AGENT:

BANK OF AMERICA, N.A.

By: /s/ Mollie S. Canup
Name:    Mollie S. Canup
Title:    Vice President

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ John F. Lynch
Name:    John F. Lynch
Title:    Senior Vice President

WEBSTER BANK, N.A.

By: /s/ Paul F. Mollica
Name:    Paul F. Mollica
Title:    Regional President

[Signature Page to Amendment No. 1 to Third Amended Ameresco Credit and Security Agreement]